UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) : March 15, 2005

Grant Prideco, Inc.

(Exact name of registrant as specified in charter)

Delaware (State of Incorporation)	001-15423 (Commission File No.)	76-0312499 (I.R.S. Employer Identification No.)

400 N. Sam Houston Pkwy. East, Suite 900 (Address of Principal Executive Offices)		77060 (Zip Code)

Registrant’s telephone number, including area code: (281) 878-8000

(Former name or former address, if changed since last report)

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
Press Release

Item 4.02.  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

     On March 15, 2005, Grant Prideco determined that it would restate its quarterly results of operations for fiscal 2004. Grant Prideco’s current estimates of the restatement on its quarterly results of operations are more fully described in its press release dated March 16, 2005, which is incorporated by reference herein and attached hereto as Exhibit 99.1.

     Grant Prideco management has discussed these matters with its independent auditors.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

99.1      Press Release dated March 16, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grant Prideco, Inc.
Date: March 16, 2005	By:	/s/ Matthew Fitzgerald
Matthew Fitzgerald
Senior Vice President and Chief Financial Officer